UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

60 Victoria Embankment, London, EC4Y 0JP

(Address of principal executive offices) (Zip code)

c/o Carmine Lekstutis

Chief Legal Officer,

JPMorgan, 277 Park Avenue, New York, NY 10172

(Name and address of agent for service)

Registrant’s telephone number, including area code: +44 207 742 3436

Date of fiscal year end: June 30

Date of reporting period: June 30, 2025

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thekoreafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s stockholder servicing agent at (866) 706-0510.

If you prefer to receive paper copies of your shareholder reports, direct investors may inform the Fund at any time by calling the Fund’s stockholder servicing agent at (866) 706-0510. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Item 1. Report to Shareholders.

(a) The annual report (the “Report”) of The Korea Fund, Inc. (the “Fund” or the “Registrant”) for the period July 1, 2024 through June 30, 2025 is attached herewith:

Annual Report

June 30, 2025

This report contains the following two documents:

•	Chairman’s Letter to Stockholders
•	Annual Report to Stockholders—June 30, 2025

The Korea Fund, Inc. Chairman’s Letter to Stockholders

Dear fellow Stockholders:

We have pleasure in providing the Annual Report for The Korea Fund (the “Fund”) covering its financial year 2024 – 2025, that is from July 1, 2024, to June 30, 2025 – otherwise referred to herein as the “Period”.

The Market and Fund Performance

The continuing roller coaster performance of the Korean stock market was again evident in the Fund’s fiscal year. Through the first three quarters of the Period Korea was the worst performing market in Asia whilst, for the final quarter, it ranked the best performing stock market in the world. The Fund’s benchmark the MSCI Korea 25/50 Index (the “Index”) as measured in US dollars, through the first three quarters of the Period declined more than 17% only to bounce strongly in the final quarter gaining by more than 34%.

The initial three quarters of the Period were seriously clouded by the uncertainties of the Trump administration’s intended policies, the increasing global geopolitical concerns brought on by the same policies, pricing doubts in the memory cycle, declining demand from China and serious domestic political concerns that ultimately resulted in the impeachment of President Yoon. Relief from this gloom arrived in abundance in the final quarter with the election of President Lee Jae Myung, stimulative policies of both the newly installed president and the National Assembly – including the ‘Value-up’ drive, together with an improving economic outlook for the global tech sector.

Our investment manager’s report follows that discusses these and the future opportunities for the Korean market in greater detail.

For the second half of the Period your Fund returned 41.67%, as measured in US dollars, and which compares with a 39.92% return for its benchmark Index. Over the 12-month Period, your Fund achieved a return of 9.47%, compared to the benchmark Index return of 10.82%. The Fund’s performance in the second half is ranked in the second quartile whilst performance through the full Period falls in the fourth quartile, all numbers measured by the Board’s independent consultant against a collation of comparable funds investing in the Korean stock market.

Expenses

Expenses and the overall Total Expense Ratio (“TER”) are monitored carefully: given the costs of the tender offer early in the Period and the decline in assets under management (“AUM”), the TER for the Period stands at 175 BP’s. However, based on the present higher level of AUM the TER for the current fiscal year is forecast at 148 BP’s.

The Korea Fund, Inc. Chairman’s Letter to Stockholders (continued)

Share price Premium /Discount Management

Your board has continued to monitor closely the Fund’s share discount relative to its net asset value and has bought-back stock at higher discount levels when deemed appropriate throughout the Period. Given the recent enhanced outlook for, and investor interest in, the Korean stock market the discount has narrowed noticeably and at time of writing stands at 12.4%.

Your investment manager is encouraged by the recent positive developments as is your board which will remain focused on capturing opportunities and navigating the risks in Korea’s evolving market.

May we thank all stockholders for your support through the Period.

Yours very sincerely

Julian Reid

Chairman

For and on behalf of The Korea Fund Inc

Annual Report

June 30, 2025

Table of Contents

1-3	Investment Adviser’s Report

4-5	Performance & Statistics

6-8	Schedule of Portfolio Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13-20	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22-24	Additional Information Regarding the Fund

25	Tax Information/Stockholder Meeting Results/Changes to the Board of Directors/Proxy Voting Policies & Procedures

26-27	Privacy Policy

28-29	Dividend Reinvestment and Cash Purchase Plan

30	Board of Directors

31	Fund Officers

The Korea Fund, Inc. Investment Adviser’s Report

June 30, 2025 (unaudited)

Overview

In the twelve months to June 30, 2025, the total return of The Korea Fund, Inc.’s (the Fund) Net Asset Value (NAV) was 9.47% in U.S. dollar (USD) terms, underperforming the Fund’s benchmark, the MSCI Korea 25/50 Net Total Return USD Index, by 1.35%.

The KOSPI index rose 9.8% to finish at 3,072. In USD terms, the index rose 12.0% as the Korean won strengthened during this period to create significant differences in the performance data reported in the local and foreign currencies. This was mainly attributable to concerns over the impact of rising US tariffs on the world’s largest economy, which led to weakness in the US dollar.

In the second half of 2024, Korea was the worst performing market in Asia two quarters in a row, as sentiment remained poor due to concerns over a peaking memory cycle, uncertainties regarding external factors such as Trump’s policies, China demand, and geopolitical tensions. In December 2024, a short-lived martial law declaration by then-President Yoon caused markets to correct by as much as 6% over the following days. Although the martial law was quickly overturned by the National Assembly and the impeachment proceedings of then-President Yoon subsequently followed, uncertainties continued with the judicial process which has further weighed on investor sentiment.

Since then, market performance has rebounded with Korea posting a +28.0% gain in Korean won terms (or +39.6% in USD terms) in the first half of 2025, as the outlook for memory pricing has improved, while cyclical sectors also reacted positively to expectations of fiscal stimulus and supply reforms in China. Industrial companies generated meaningful outperformance given strong demand outlook across segments such as ships, defense systems, transformers and nuclear power plants. Additionally, investor sentiment was also buoyed by Mr. Lee Jae Myung’s Presidential election victory in June 2025 and his pledges to improve the domestic economy through supportive measures and strengthening the Value Up agenda (that aims to improve corporate governance and enhance shareholders returns), which boosted performance of holding companies as well as financials.

During the twelve months to June 30, 2025, foreign investors sold KRW 32.9Tn net, with nearly two-thirds in Samsung Electronics (KRW -22.3Tn), while meaningful outflows were also noted in autos, EV battery supply chain and banks. A silver lining was that foreign investors turned net buyers in May and June (+3.8Tn KRW) as the market rebounded further. The top bought stocks over the last twelve months were Hanwha Aerospace (KRW +959Bn) and Hyundai Rotem (KRW +690bn), which powered industrials to be the best performing sector. Financials also outperformed as brokers were deemed as beneficiaries of the new government’s Value-up push. Materials was the worst performing sector given lackluster demand in traditional chemicals as well as EV battery materials, while Info Tech also underperformed given we have yet to see a meaningful replacement cycle for smartphones and PC/laptops, as well as the substantial outflow seen in Samsung Electronics as noted earlier.

06.30.25 |	The Korea Fund, Inc. Annual Report	1

The Korea Fund, Inc. Investment Adviser’s Report

June 30, 2025 (unaudited) (continued)

The Korean economy went through a period of lackluster momentum over the last twelve months, with third quarter (3Q24) and fourth quarter (4Q24) GDP growth recording 0.5% quarter on quarter (QoQ), seasonally adjusted annual rate (saar), and 0.1% QoQ, saar, respectively, as fluctuations in net exports failed to offset drags in domestic demand. First quarter (1Q25) real GDP recorded a contraction of 0.2% QoQ, saar, due to weak consumption and a downturn in domestic investments. 2Q25 real GDP turned around with a headline growth of +0.6% QoQ saar, led by a further rise in exports, which increased by 4.2% QoQ, saar, as well as a rebound in domestic consumption, which swung from a 0.1% QoQ saar contraction to a 0.7% QoQ saar gain in the latest quarter. During this period the Bank of Korea has cut its benchmark interest rate by 1.0%, with two consecutive 25bps rate cuts in 2H 2024, to support the domestic economy.

In June, Mr. Lee Jae Myung was sworn in as Korea’s 14th president. Since the start of his term, President Lee has surprised the market with his urgency and resolve to carry out his election pledges, including 1) a 30 trillion Korean won supplementary budget to boost the domestic economy and 2) revision of the Commercial Law aimed at improving the corporate governance. Lee’s administration has won applause for recruiting experts from the corporate sector and retaining a minister from the previous administration to form his government, all while prioritizing competency and efficiency over political affiliation in delivering growth and reform policies.

Performance Attribution Review

Over the twelve-month review period the portfolio’s performance was driven by stock selection, which was more than offset by the negative impact from sector allocation.

At the sector level, the Fund’s overweight positions in the IT and materials sectors detracted the most value. These were partially offset by the Fund’s overweight in financials and positioning within the healthcare sector.

At a stock level, the Fund’s positioning in Doosan Enerbility was the largest detractor, as the share price rallied meaningfully given the market’s support to the nuclear buildout theme. We own both Hyundai Electric and HD Hyundai E&C on valuation merit. The Fund’s underweight in Hanwha Aerospace also detracted as investors remained constructive on the defense export momentum fueled by the commitment to increasing defense spending by the EU. LG Chemical, which the Fund was overweight in, underperformed as the company suffered from concerns over slowing demand for chemicals and EV battery materials.

On the positive side, the best contributor over this period was the Fund’s overweight in Shinhan Financial, as valuations caught up with other peers given its steady increase in total

2	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Investment Adviser’s Report

June 30, 2025 (unaudited) (continued)

shareholder returns. The Fund’s overweight position in Korea Investment Holdings, a traditional investment bank, also contributed to performance as brokers are deemed as beneficiaries of the new government’s push in the Value-up campaign. Our underweight in POSCO added value as outlook for steel margins as well as EV battery materials remained lackluster.

Market Outlook

The National Assembly has passed the Commercial Code amendment bill to include 1) expanding directors’ fiduciary duties to shareholders, 2) electronic general meetings for large listed companies, and 3) introducing the “3% rule” on the appointment of auditors. These are positive for Korea’s Value-up drive. We expect additional push on the Value-up drive in 2H through 1) inclusion of cumulative voting on independent board members, and 2) tax reform to encourage dividend payment.

The KOSPI index rose 39.6% in USD during 1H25 – becoming one of the best performing markets globally. Valuations have moved up from trough levels and are currently trading at 1.0x price to book, in line with its 10-year average. Looking ahead, we remain constructive on the Korean equity market due to 1) HBM for AI led memory cycle, 2) continued global competitiveness of manufactured goods, 3) increasing demand for better corporate governance, and 4) expectation for normalization of domestic demand in 2H25.

06.30.25 |	The Korea Fund, Inc. Annual Report	3

The Korea Fund, Inc. Performance & Statistics

June 30, 2025 (unaudited)

Total Return(1)	1 Year	5 Year	10 Year
Market Price	14.31%	9.67%	4.28%
Net Asset Value (“NAV”)	9.47%	7.42%	3.61%
MSCI Korea 25/50 Index (Total Return)(2)	10.82%	7.10%	4.99%
MSCI Korea Index (Total Return)(2)	6.19%	5.81%	5.00%

Fund Performance Line Graph(1)

Premium (Discount) to NAV

June 30, 2015 to June 30, 2025

Industry Breakdown (as a % of net assets):

Technology Hardware, Storage & Peripherals 20.0%
Semiconductors & Semiconductor Equipment 14.1%
Banks 9.4%
Automobiles 5.2%
Chemicals 4.7%
Interactive Media & Services 4.6%
Machinery 4.6%
Life Sciences Tools & Services 4.0%
Electronic Equipment, Instruments & Components 3.2%
Capital Markets 3.1%
Others 27.1%

Market Price/NAV:
Market Price	$26.93
NAV(3)	$30.87
Discount to NAV	12.76%

Ten Largest Holdings (as a % of net assets):
1.	Samsung Electronics Co. Ltd.	18.9%
2.	SK Hynix, Inc.	13.0
3.	Shinhan Financial Group Co. Ltd.	5.3
4.	NAVER Corp.	4.2
5.	KB Financial Group, Inc.	3.5
6.	Samsung Biologics Co. Ltd.	2.5
7.	Kia Corp.	2.3
8.	LG Chem Ltd.	2.1
9.	HD Hyundai Electric Co. Ltd.	2.0
10.	Korea Investment Holdings Co. Ltd.	2.0

4	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Performance & Statistics

June 30, 2025 (unaudited) (continued)

Notes to Performance & Statistics:

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return does not reflect the deduction of taxes that a shareholder may pay on the receipt of distributions made by the Fund or on the proceeds of any sales of the Fund’s shares made by a shareholder. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea Index (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) and, unlike Fund returns, do not reflect any fees or expenses. Effective July 1, 2017, the Board approved The MSCI Korea 25/50 Index (Total Return) as the primary benchmark for the Fund. The MSCI Korea 25/50 Index (Total Return) is designed to measure the performance of the large and mid cap segments of the Korean market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s total assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The index covers approximately 85% of the free float-adjusted market capitalization in Korea. The returns assume reinvestment of dividends (net of foreign withholding taxes) but do not reflect any fees or expenses. It is not possible to invest directly in an index. Total Return for a period of more than one year represents the average annual return.

(3)	The NAV disclosed in the Fund’s financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

06.30.25 |	The Korea Fund, Inc. Annual Report	5

The Korea Fund, Inc. Schedule of Portfolio Investments

As of June 30, 2025

Shares	Investments	Value ($)
COMMON STOCKS–99.3%
	Aerospace & Defense–2.5%
1,400	Hanwha Aerospace Co. Ltd.	878,538
35,500	Korea Aerospace Industries Ltd.	2,357,489

		3,236,027

	Automobile Components–1.3%
7,800	Hyundai Mobis Co. Ltd.	1,654,756

	Automobiles–5.2%
8,350	Hyundai Motor Co.	1,253,815
21,400	Hyundai Motor Co. (Preference)	2,513,081
40,900	Kia Corp.	2,926,575

		6,693,471

	Banks–9.4%
98,000	BNK Financial Group, Inc.	902,013
53,900	KB Financial Group, Inc.	4,429,301
149,900	Shinhan Financial Group Co. Ltd.	6,795,995

		12,127,309

	Biotechnology–1.1%
5,000	Hugel, Inc.*	1,432,442

	Building Products–0.9%
51,000	Sung Kwang Bend Co. Ltd.	1,124,064

	Capital Markets–3.1%
8,100	KIWOOM Securities Co. Ltd.	1,370,004
25,000	Korea Investment Holdings Co. Ltd.	2,579,836

		3,949,840

	Chemicals–4.7%
10,000	Hansol Chemical Co. Ltd.	1,269,967
18,278	Kumho Petrochemical Co. Ltd.	1,517,618
17,350	LG Chem Ltd.	2,709,727
4,320	Soulbrain Co. Ltd.	573,597

		6,070,909

	Construction & Engineering–2.0%
67,000	HDC Hyundai Development Co-Engineering & Construction, Class E	1,112,690
24,300	Hyundai Engineering & Construction Co. Ltd.	1,410,946

		2,523,636

	Consumer Staples Distribution & Retail–0.5%
7,700	BGF retail Co. Ltd.	689,641

	Electric Utilities–1.8%
78,000	Korea Electric Power Corp.	2,253,983

	Electrical Equipment–2.0%
6,970	HD Hyundai Electric Co. Ltd.	2,612,963

	Electronic Equipment, Instruments & Components–3.2%
16,800	Samsung Electro-Mechanics Co. Ltd.	1,669,175
15,000	Samsung SDI Co. Ltd.	1,915,213
44,268	SOLUM Co. Ltd.*	520,701

		4,105,089

6	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Schedule of Portfolio Investments

As of June 30, 2025 (continued)

Shares	Investments	Value ($)
	Entertainment–1.9%
15,100	JYP Entertainment Corp.	830,002
21,400	SHIFT UP Corp.*	773,218
7,600	SM Entertainment Co. Ltd.	792,708

		2,395,928

	Food Products–0.5%
3,500	CJ CheilJedang Corp.	643,958

	Health Care Equipment & Supplies–0.6%
20,864	Nextbiomedical Co. Ltd.*	718,969

	Health Care Technology–0.4%
12,500	Lunit, Inc.*	531,765

	Household Durables–0.7%
11,800	Coway Co. Ltd.	843,209

	Industrial Conglomerates–1.9%
16,100	SK, Inc.	2,431,849

	Insurance–1.7%
23,600	DB Insurance Co. Ltd.	2,153,561

	Interactive Media & Services–4.6%
27,500	NAVER Corp.	5,340,087
7,700	SOOP Co. Ltd.	519,121

		5,859,208

	Life Sciences Tools & Services–4.0%
23,200	LigaChem Biosciences, Inc.*	1,972,264
4,310	Samsung Biologics Co. Ltd.*(a)	3,162,754

		5,135,018

	Machinery–4.6%
15,600	Hanwha Ocean Co. Ltd.*	913,785
12,500	HD Hyundai Marine Solution Co. Ltd.	1,895,125
205,700	Samsung Heavy Industries Co. Ltd.*	2,543,670
20,500	Taewoong Co. Ltd.*	494,768

		5,847,348

	Metals & Mining–1.1%
68,000	Hyundai Steel Co.	1,473,996

	Oil, Gas & Consumable Fuels–1.0%
27,500	S-Oil Corp.	1,219,354

	Passenger Airlines–0.7%
56,500	Korean Air Lines Co. Ltd.	954,461

	Personal Care Products–1.1%
2,684	Cosmax, Inc.	554,045
6,167	Kolmar Korea Co. Ltd.*	454,742
17,400	VT Co. Ltd.*	453,765

		1,462,552

	Pharmaceuticals–1.2%
7,550	Hanmi Pharm Co. Ltd.	1,598,964

	Semiconductors & Semiconductor Equipment–14.1%
34,000	Eugene Technology Co. Ltd.	982,532
77,000	SK Hynix, Inc.	16,592,084

06.30.25 |	The Korea Fund, Inc. Annual Report	7

The Korea Fund, Inc. Schedule of Portfolio Investments

As of June 30, 2025 (continued)

Shares	Investments	Value ($)
77,800	YC Corp.*	576,494

		18,151,110

	Specialty Retail–0.6%
65,000	K Car Co. Ltd.	736,676

	Technology Hardware, Storage & Peripherals–20.0%
543,500	Samsung Electronics Co. Ltd.	24,034,451
44,500	Samsung Electronics Co. Ltd. (Preference)	1,632,479

		25,666,930

	Wireless Telecommunication Services–0.9%
26,500	SK Telecom Co. Ltd.	1,114,949

	Total Common Stocks (cost $89,028,331)	127,413,935

No. of Rights
RIGHTS–0.0% (b)
	Aerospace & Defense–0.0% (b)
130	Hanwha Aerospace Co. Ltd., expiring 7/2/2025* (cost $–)	26,056

	Total Investments–99.3% (cost $89,028,331)	127,439,991
	Other Assets Less Liabilities–0.7%	916,821

	Net Assets–100.0%	128,356,812

Percentages indicated are based on net assets.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Total Investments in Securities (a)	$—	$127,439,991	$—	$127,439,991

(a)	Please refer to the schedule of portfolio investments for specifics of portfolio holdings.

8	The Korea Fund, Inc. Annual Report	| 06.30.25 |	See Notes to Financial Statements

The Korea Fund, Inc. Statement of Assets and Liabilities

As of June 30, 2025

Assets:

Investments, at value	$127,439,991

Cash	68,619

Foreign currency, at value	405,513

Prepaid expenses and other assets	82,498

Receivables:

Investment securities sold	1,520,540

Dividends (net of withholding taxes)	135,979

Total Assets	129,653,140

Liabilities:

Payables:

Investment securities purchased	1,116,113

Accrued liabilities:

Investment Management fees	69,326

Custodian, administrator and accounting agent fees	36,679

Other	74,210

Total Liabilities	1,296,328

Net Assets	$128,356,812

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to $4,158,348 shares issued and outstanding)	$41,583

Paid-in-capital in excess of par	105,289,033

Total distributable earnings (loss)	23,026,196

Net Assets	$128,356,812

Net Asset Value Per Share	$30.87

Cost of investments	$89,028,331

Cost of foreign currency	402,191

See Notes to Financial Statements	| 06.30.25 |	The Korea Fund, Inc. Annual Report	9

The Korea Fund, Inc. Statement of Operations

For the Year Ended June 30, 2025

Investment Income:

Interest income	$5,068

Dividend income	2,424,910

Foreign taxes withheld (net)	(408,224)

Total investment income	2,021,754

Expenses:

Investment Management fees (See Note 3)	779,516

Interest expense	43

Legal	281,449

Directors	250,000

Custodian, administrator and accounting agent fees	216,865

Insurance	103,049

Audit and tax services	104,253

Stockholder communications	71,558

Transfer agent	104,388

Other	33,478

Total expenses	1,944,599

Net Investment Income (Loss)	77,155

Realized/Unrealized Gains (Losses):

Net realized gain (loss) on transactions from:

Investments	5,654,433

Foreign currency transactions	24,591

Net realized gain (loss)	5,679,024

Change in net unrealized appreciation/depreciation on:

Investments	2,845,059

Foreign currency translations	857

Change in net unrealized appreciation/depreciation	2,845,916

Net realized/unrealized gains (losses)	8,524,940

Change in Net Assets Resulting from Operations	$8,602,095

10	The Korea Fund, Inc. Annual Report	| 06.30.25 |	See Notes to Financial Statements

The Korea Fund, Inc. Statement of Changes in Net Assets

For the Periods Indicated

	Year Ended June 30, 2025	Year Ended June 30, 2024

Change in Net Assets Resulting from Operations:

Net investment income	$77,155	$444,714

Net realized gain / (loss)	5,679,024	(3,709,914)

Change in net unrealized appreciation/depreciation	2,845,916	13,781,634

Change in net assets resulting from operations	8,602,095	10,516,434

Distributions to Stockholders:

Distributable earnings	(1,895,319)	—

Common Stock Transactions:

Cost of shares repurchased/tendered	(17,469,894)	(2,114,692)

Net Assets:

Change in net assets	(10,763,118)	8,401,742

Beginning of period	139,119,930	130,718,188

End of period	$128,356,812	$139,119,930

Shares Activity:

Shares outstanding, beginning of year	4,833,922	4,929,184

Shares repurchased/tendered	(675,574)	(95,262)

Shares outstanding, end of year	4,158,348	4,833,922

See Notes to Financial Statements	| 06.30.25 |	The Korea Fund, Inc. Annual Report	11

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each year^:

	Year ended June 30,

	2025	2024	2023	2022	2021
Net asset value, beginning of year	$28.78	$26.52	$28.54	$54.37	$31.09
Investment Operations:
Net investment income (1)	0.02	0.09	0.19	0.32	0.21
Net realized and change in unrealized gain (loss)	2.39	2.08	1.06	(17.05)	23.58
Total from investment operations	2.41	2.17	1.25	(16.73)	23.79
Dividends and Distributions to Stockholders from:
Net investment income	(0.45)	—	(0.03)	(2.05)	(0.53)
Net realized gains	—	—	(3.27)	(7.06)	—
Return of capital	—	—	(0.02)	—	—
Total dividends and distributions to stockholders	(0.45)	—	(3.32)	(9.11)	(0.53)
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and tender offer	0.13	0.09	0.05	0.01	0.02
Net asset value, end of year	$30.87	$28.78	$26.52	$28.54	$54.37
Market price, end of year	$26.93	$24.13	$23.14	$24.35	$46.16
Total return: (2)
Net asset value	9.47%	8.52%	5.34%	(35.39)%	76.93%
Market price	14.31%	4.28%	8.60%	(33.55)%	80.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$128,357	$139,120	$130,718	$142,800	$272,946
Ratio of expenses to average net assets	1.75%	1.44%	1.46%	1.21%	1.12%
Ratio of net investment income to average net assets	0.07%	0.34%	0.70%	0.77%	0.46%
Portfolio turnover rate	63%	48%	37%	35%	81%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding during the period.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return does not reflect the deduction of taxes that a shareholder may pay on the receipt of distributions made by the Fund or on proceeds of any sales of the Fund’s shares made by a shareholder. Total return on net asset value may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized. Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

12	The Korea Fund, Inc. Annual Report	| 06.30.25 |	See Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2025

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. JPMorgan Asset Management (Asia Pacific) Limited (the “Investment Adviser”) serves as the Fund’s investment manager. The Fund has authorized 200 million shares of common stock with $0.01 par value. The Korea Fund has filed a notice under the Commodity Exchange Act under Regulation 4.5 that The Korea Fund is operated by JPMorgan Asset Management (Asia Pacific) Limited, a registered investment adviser that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and the Board of Directors of the Fund (the “Board” or the “Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Directors’ maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair valued, in good faith, under Rule 2a-5, 1940 Act, the Manager has been designated as “valuation designee”, pursuant to procedures established by the Board, or persons acting at their discretion (“Valuation Committee”) pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

06.30.25 |	The Korea Fund, Inc. Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2025 (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2025 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown gross of any foreign taxes withheld on income from foreign securities.

14	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2025 (continued)

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to stockholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years.

As of June 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the NAV (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.15% (for the six months to December 31, 2024, the transaction tax was equal to 0.18%) of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.35% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the year ended June 30, 2025, the Fund incurred $154,545 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange. These transaction costs are not accrued and are accounted for on a paid basis only. The transaction tax is levied as a percentage of the fair market value at the time of disposal and is deducted from the sale proceeds so the Fund receives the net proceeds only. No accrual for this transaction tax is included in the fair market value price used to value each security on a daily basis. Net realized gain (loss) on investments on the Statement of Operations is shown net of the transaction taxes incurred by the Fund.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

06.30.25 |	The Korea Fund, Inc. Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2025 (continued)

1. Organization and Significant Accounting Policies (continued)

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At June 30, 2025, the Korean WON (“W”)/U.S. dollar (“$”) exchange rate was W 1,353.75 to $1.

(h) Securities Lending

The Fund may engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Goldman Sachs Bank USA (‘Goldman Sachs’) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the ‘Securities Lending Agency Agreement’). Securities loaned are collateralized by cash equal to at least 100% of the market value of the loaned securities, which is invested in shares of the Goldman Sachs Financial Square Government Fund. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Under the Securities Lending Agency Agreement, Goldman Sachs marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 105% of the value of the loaned securities (102% for U.S. securities), Goldman Sachs requests additional cash from the borrower so as to maintain a collateralization level of at least 105% of the value of the loaned securities plus accrued interest (102% for U.S. securities), subject to certain de minimus amounts.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

The Fund did not have any securities on loan during the year ended or at June 30, 2025.

(I) Segment Reporting

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Board serves as the CODM for the Fund.

The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective which is executed by the Fund’s portfolio managers as a team. The Fund uses a variety of investments to execute its investment strategy. Please refer to Note 1 - Organization and Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Fund. Please refer to the Fund’s Schedule of Portfolio Investments for a breakdown of the types of investments from which the Fund generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, distributions to stockholders, and capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Fund’s single segment, is

16	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2025 (continued)

1. Organization and Significant Accounting Policies (continued)

consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain/(loss) are listed on the Fund’s Statement of Operations.

(J) Recent Accounting Pronouncement

In December 2023, FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740) (“ASU 2023-09”) Improvements to Income Tax Disclosures, which enhances income tax disclosures, including providing specific categories in the rate reconciliation and income taxes paid. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024; early adoption is permitted. Management is currently evaluating the amendment and its impact to the financial statements.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The local emerging market currencies in which the Fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund may be subject to increased risk to the extent it allocates assets among investment styles and certain styles under-perform relative to other investment styles.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Benchmark or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. All of the foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the respective Fund.

06.30.25 |	The Korea Fund, Inc. Annual Report	17

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2025 (continued)

2. Principal Risks (continued)

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Adviser

The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Adviser. Subject to the supervision of the Fund’s Board, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the investment adviser receives an annual fee, payable monthly, at the annual rate of 0.70% of the value of the Fund’s average daily net assets up to $250 million and 0.65% of average daily net assets in excess of $250 million.

4. Related Party, Other Service Provider Transactions and Directors

JPMorgan Asset Management (Asia Pacific) Limited (the “Investment Adviser”), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (‘JPMorgan’) provides investment advisory services to the Fund under the terms of an investment advisory agreement. See Section 3 Investment Adviser of this report for details of the fee relating to that agreement.

During the year ended June 30, 2025, the Fund did not pay any brokerage commissions to JPMorgan companies or affiliated brokers/dealers.

(a) Related Party, Other Service Provider Transactions

Pursuant to an Administration Agreement, JPMorgan Chase Bank N.A. (‘JPMCB’) (the ‘Administrator’), an affiliate of JPMorgan Asset Management (Asia Pacific) Limited (the ‘Investment Adviser’) provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of $78,000.

Pursuant to a Global Custody Agreement, JPMCB also provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The accounting fee is subject to a minimum annual fee of $20,000. The amounts paid directly to JPMCB by the Fund for administration, custody and accounting services are included in Custodian, administrator and accounting agent fees on the Statement of Operations.

Pursuant to a Services Agreement, JPMorgan Funds Limited (‘JPMFL’), an affiliate of the Investment Adviser, provides various services (including fund secretarial and administration services) for the Fund. JPMFL receives no compensation from the Fund for these services, JPMFL receives its fee from its affiliate, JPMorgan Asset Management (Asia Pacific) Limited in the form of an intercompany credit.

(b) Directors

The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $57,000, the Audit Committee Chairman $65,000 and the Chairman $71,000 which includes a $2,500 attendance fee. Per Special In-Person Meeting a fee of $3,000 is payable or $1,000 per special Board meeting attended telephonically. In addition, each director is eligible to receive a per diem fee of $2,000 per day, or pro-rated fee for a lessor period, as compensation for taking on special assignments. Such special assignments must be approved in advance by the Governance, Nominating and Remuneration Committee, except that special assignments for which compensation will be less than $5,000 may be approved in advance by the Chairman of the Governance, Nominating and Remuneration Committee. A report regarding compensation for such assignments will be provided to the full Governance, Nominating and Remuneration Committee at their next regular meeting.

5. Investments in Securities

For the year ended June 30, 2025, purchases and sales of investments, other than short-term securities were $69,935,094 and $89,381,780, respectively.

6. Income Tax Information

For the year ended June 30, 2025, the tax character of the dividends and distributions paid was $1,895,319 from ordinary income.

18	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2025 (continued)

6. Income Tax Information (continued)

As of June 30, 2025, the Fund has current distributable ordinary income of $3,926,379.

During the year ended June 30, 2025 the Fund utilized short-term capital losses of $2,306,568 and long-term capital losses of $1,217,394 carryforwards.

At June 30, 2025, the Fund had long-term capital losses of $10,918,764 carryforwards which are available to offset future realized gains.

In accordance with U.S. Treasury regulations, the Fund elected to defer to the following taxable year Post-October long-term capital losses of $1,101,471 arising after October 31, 2024.

At June 30, 2025, permanent “book-tax” differences were primarily attributable to tax adjustments on certain investments. These adjustments were to increase dividends in excess of net investment income by $1,356,881 decrease accumulated net realized gain by $1,356,881. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2025, the cost basis of portfolio securities for federal income tax purposes was $96,325,979. Gross unrealized appreciation was $39,385,390 gross unrealized depreciation was $8,271,378; and net unrealized appreciation was $31,114,012.

7. Discount Management Program / Conditional Tender Offer Policy

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common stock outstanding as of the close of business on June 30 the prior year. The shares are permitted to be repurchased at differing trigger levels without announcement. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Adviser.

For the year ended June 30, 2025, the Fund repurchased 71,430 shares of its common stock on the open market, which represented 1.48% of the shares outstanding at June 30, 2024 at a total cost, inclusive of commissions (charged on a tiered rate basis), of $1,508,443 at a per-share weighted average discount to NAV of 16.81%. For the year ended June 30, 2024, the Fund repurchased 95,262 shares of its common stock on the open market, which represented 1.93% of the shares outstanding at June 30, 2023 at a total cost, inclusive of commissions (the rate of commission charged is on a pre-agreed basis), of $2,114,692 at a per-share weighted average discount to NAV of 16.83%.

On December 3, 2020, the Board announced that it had adopted a conditional tender offer policy (the “Policy”). Under the Policy, the Fund will conduct a tender offer to purchase up to 25% of its outstanding shares on or before September 30, 2024 and thereafter on each third anniversary of the September 30, 2024, if the Fund’s total return investment performance measured on a net asset value basis does not equal or exceed the total return investment performance of the MSCI Korea 25/50 Index during the period commencing on April 1, 2021 and ending on June 30, 2024 (the “Initial Tender Offer Measurement Period”),

On July 1, 2024 the Board announced that the Fund’s provisional total return investment performance was marginally less than that of the Index during the Initial Tender Offer Measurement Period. The provisional figures indicated that over the Initial Tender Offer Measurement Period the Fund’s net asset value total return was -19.62% and the Fund’s Index total return was -19.30%, an underperformance of 0.32%.

Following confirmation of the results, on July 10, 2024 the Board announced that it had authorized the Fund to conduct a tender offer to purchase for cash up to 12.5% of the Fund’s issued and outstanding common stock, at a price per share equal to 98.5% of the NAV per share determined on the date the tender offer expires (the “Tender Offer”). As of July 10, 2024, the Fund had 4,833,153 shares of common stock outstanding and net assets of $142.9 million.

On August 16, 2024 the Board announced the tender offer commencement date of August 16, 2024 for the required minimum period of 20 business days, expiring on September 16, 2024. The terms and conditions of the Tender Offer, including the dates of the commencement and expiration in the Fund’s offering materials, were filed with the Securities and Exchange Commission (“SEC”) and distributed to common stockholders on August 16, 2024 following ratification by the Board. Among other terms, the offering materials provided that, if more than 12.5% of the Fund’s outstanding common stock is tendered in the Tender Offer, and not withdrawn, the Fund will purchase shares from tendering stockholders on a pro rata basis, such that stockholders cannot be assured that the Fund will purchase all of any individual stockholder’s tendered shares. The offering materials also provided that the Fund may not accept shares tendered under various circumstances such as overly volatile conditions brought about by extraneous, geopolitical factors that, in the view of the Board, would make it inadvisable to proceed with the Tender Offer.

06.30.25 |	The Korea Fund, Inc. Annual Report	19

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2025 (continued)

In addition to the shares repurchased in the year ended June 30, 2025 the Fund, in accordance with its conditional tender offer policy announced on December 3, 2020, conducted a tender offer to purchase for cash up to 12.5% of its issued and outstanding common stock. The results of this tender offer were announced on September 19, 2024; 604,144 shares of its common stock were tendered at a price of $26.42, resulting in a total cost of $16.0m.

The next performance measurement period under the Fund’s Tender Offer Policy runs from July 1, 2024, through June 30, 2027.

8. Fund Ownership

At June 30, 2025, the City of London Investment Group PLC, Lazard Asset Management LLC, Ohio Public Employees Retirement System and 1607 Capital Partners LLC held approximately 32%, 14%, 6% and 6% respectively, of the Fund’s outstanding shares. Investment activities of these stockholders could have a material impact to the Fund.

20	The Korea Fund, Inc. Annual Report	| 06.30.25

7. Discount Management Program / Conditional Tender Offer Policy (continued)

The Korea Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of The Korea Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of The Korea Fund, Inc. (the “Fund”) as of June 30, 2025, the related statement of operations for the year ended June 30, 2025, the statement of changes in net assets for each of the two years in the period ended June 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2025 and the financial highlights for each of the five years in the period ended June 30, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 22, 2025

We have served as the auditor of the Fund since 1984.

06.30.25 |	The Korea Fund, Inc. Annual Report	21

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2025 (unaudited)

Changes in the Fund’s Investment Objective, Policies and Risks During the Most Recent Fiscal Year

The following information in this annual report is a summary of certain changes in the Fund’s Investment Objective, Policies and Risks during its most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

None.

The Fund’s Current Investment Objective, Policies and Risks

Investment Objective and Policies

The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. This objective is a fundamental policy and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used in this report, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. While current income from dividends and interest may be a consideration in selecting portfolio securities, it is not an objective of the Fund. It is the policy of the Fund normally to invest at least 80% of its net assets in securities listed on the Korea Exchange (the “Exchange”). As of June 30, 2024, of the Fund’s net assets were invested in securities listed on the Exchange. It is expected that the balance of the Fund’s net assets normally will be invested in debt securities of the government (the “Government”) of the Republic of Korea (“Korea” or the “Republic”) and Korean corporations and in recognized Korean money market instruments.

For purposes of the Fund’s investment policy, equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures, or similar enterprises and depositary receipts. Not all of these investment types may be available for investment in Korea at all times. To the extent permitted by applicable law, the Fund reserves the right to invest in any of the above listed equity securities, and may use its assets to enter into foreign currency exchange contracts, currency and stock index futures contracts, covered call options, repurchase agreements, delayed delivery transactions and futures contracts.

The Fund may invest its assets in a broad spectrum of Korean industries, including, as conditions warrant from time to time, automobiles, cement, chemicals, construction, electrical equipment, electronics, finance, food and beverage, international trading, machinery, shipbuilding, steel and textiles. In selecting industries and companies for investment, the Investment Manager considers overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management and other factors. The Fund has invested principally in securities of established companies, although investments may be made, to the extent permitted by Korean law, in securities of new or little-known companies. To the extent permitted by law, the Fund may also invest in stocks of securities-related businesses listed on the Exchange.

For defensive purposes, the Fund may vary from its investment policy. During periods in which, in the opinion of the Investment Manager, changes in Korean market conditions, or other economic conditions or Korean political conditions warrant, the Fund may reduce its position in equity securities and, subject to any applicable restrictions under Korean law, increase its position in debt securities or in short-term indebtedness or hold cash. The Fund may also at any time invest funds as reserves for dividends and other distributions for shareholders in U.S. dollar-denominated money market instruments such as those described above. However, once invested in won-denominated securities, the Fund’s investment principal may not be converted into U.S. dollar-denominated securities except for payment of expenses in excess of Fund income or in connection with the termination of the Fund.

Although the Fund is a non-diversified company under the Investment Company Act of 1940, as amended (the “1940 Act”), it is subject to portfolio diversification requirements that are contained (i) in its investment restriction pertaining to concentration, which generally prevents it from purchasing a security that would result in more than 25% of the Fund’s net assets being invested in a single industry; and (ii) in the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Fund, as a non-diversified company under the 1940 Act, is permitted to hold a relatively greater concentration in securities of particular companies. This flexibility reduces diversification of risk and could result in greater fluctuation in the Fund’s net asset value. However, it also reflects the composition of the Korean securities markets, in that securities of relatively few companies account for a greater share of the total capitalization of such markets than is the case in the United States.

22	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2025 (unaudited) (continued)

The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade in securities for short-term gain. The Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions. A higher rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. The Fund’s portfolio turnover rate for the twelve months ended June 30, 2025 was 63%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

Consistent with provisions of the 1940 Act and any administrative exemptions that may be granted by the U.S. Securities and Exchange Commission (the “Commission”), the Fund may invest in the securities of other investment companies that invest in Korean securities. Absent special relief from the Commission, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company. As a shareholder in any investment company, the Fund will bear its ratable share of such company’s expenses, and will remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.

Principal Risks

The Fund is a closed-end investment company designed for long-term investment, and investors should not consider it a trading vehicle. Historically, shares of closed-end investment companies have frequently traded at a discount from net asset value, but have also traded at premiums. Investing in securities of Korean companies and of the Government involves certain considerations not typically associated with investing in securities of United States companies or the United States government, including (1) political and economic risks, including the potential for military conflict with North Korea, (2) potential price volatility and lesser liquidity of the Korean securities markets, due in part to their relatively small size and to competition from alternative investment opportunities in Korea, (3) governmental involvement in and influence on the economy and the private sector, (4) restrictions imposed by the Government on foreign investment, which may limit investment opportunities available to the Fund, (5) fluctuations in the rate of exchange between the won and the U.S. dollar, (6) restrictions on, and costs associated with, currency conversions and on the repatriation of principal, income or gains and (7) Korean taxes. Additional considerations when investing in securities of Korean companies and of the Government include the risk of nationalization or expropriation of assets or confiscatory taxation, delays in settlement and the risk that it may be more difficult to obtain or enforce a judgment in a court outside the United States.

Korean accounting, auditing and financial reporting standards are not equivalent to United States standards and, therefore, less information may be available with respect to investments in Korea than in the United States. Supervision by governmental agencies and self-regulatory organizations with respect to the securities industry in Korea differs from, and in some respects may be less than, such supervision in the United States. Accordingly, the Fund’s investment in Korean securities should be considered more speculative than investments in securities of U.S. companies.

Political and Economic Risks

The value of the Fund’s assets may be adversely affected by political, economic or social instability in Korea. The heightened tensions between the Republic and North Korea have from time to time depressed new foreign investment in the Republic and the availability of foreign financing for Korean companies. The uncertainty surrounding the situation may adversely affect the economic climate in the Republic. The tensions between the Republic and North Korea also may adversely affect the prices of the Fund’s portfolio securities and the Fund’s share price.

Korean companies may be substantially more leveraged than U.S. and European companies. The high degree of leverage increases the risk of business failures should adverse business conditions develop.

Korean accounting, auditing and financial reporting standards and practices are not equivalent to those in the United States. Therefore, certain material disclosures (including disclosures as to off-balance sheet financing loan guarantees) may not be made, and less information may be available with respect to investments in Korea than with respect to those in the United States.

In general, the Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in Korea. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in the region the possible imposition of adverse governmental laws or currency exchange restrictions, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

06.30.25 |	The Korea Fund, Inc. Annual Report	23

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2025 (unaudited) (continued)

The Korean Securities Markets

The Korean securities markets are still relatively small in comparison to the United States, Japanese and major European securities markets. In addition, market capitalization and trading volume in Korea are concentrated in a limited number of companies within a small number of industries as compared to other markets. As a result, the Korean securities markets may be subject to greater price volatility and lesser liquidity than other securities markets. Because of these liquidity limitations, it may be more difficult for the Fund to purchase and sell portfolio investments than would otherwise be the case. Many companies traded on Korean securities markets are smaller, newer and less seasoned than companies traded on United States securities markets. Investments in smaller companies involve greater risk than are customarily associated with investments in larger companies.

The Korean securities markets have in the past been influenced by large investors trading significant blocks of securities, and by the relative attractiveness of alternative investment vehicles such as real estate and the unofficial money market lending to business borrowers.

Currency Fluctuations

The Fund has significant exposure to won, insofar as its Korean securities may be traded in won and the issuers of the Fund’s portfolio securities may derive substantially all or all of their income in won. Reductions in the won relative to the U.S. dollar will therefore tend to adversely impact the Fund’s net asset value. Although the Fund may enter into forward currency exchange contracts and may (subject to receipt of requisite regulatory approvals) purchase and sell options on currencies in an effort to protect the Fund’s portfolio holdings against currency fluctuation risks, the Fund does not intend fully or partially to hedge, on an ongoing basis, its portfolio holdings in such a manner.

Currency Conversion and Repatriation

Conversion of won into U.S. dollars or other foreign currencies, transfer of funds from Korea to foreign countries and repatriation of foreign capital invested in Korea are subject to certain regulatory approvals pursuant to foreign exchange management laws and regulations. Such conversions and transfers of funds often entail significant transaction costs.

The repatriation by foreign investors of principal, income or gains that arise from holding and disposing of Korean equity securities that are traded on the Exchange is subject to regulations issued by the Minister of Finance and Economy. Such repatriation is generally permitted to foreign investors that have made a report to their designated foreign exchange bank for each repatriation. Unlike other foreign investors, however, the Fund is, in general, currently permitted, with the report to its designated foreign exchange bank, to repatriate only income and gains.

If, because of restrictions on conversion or because of repatriation problems, the Fund were unable to distribute substantially all of its net investment income (including short-term capital gains) and long-term capital gains within applicable time periods, the Fund could be subject to U.S. Federal income and excise taxes which would not otherwise be incurred and might cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. Federal income tax on all of its income and gains.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the percentage of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in a smaller number of issuers, and, as a result, may be subject to greater risk with respect to its portfolio securities.

Transaction Costs

The Fund’s transaction costs are higher than the transaction costs for the typical investment company investing in U.S. securities.

Discount from Net Asset Value

The shares of the Fund may trade at a discount from net asset value. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the net asset value as a result of a fund’s investment activities.

24	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Tax Information/Annual Stockholder Meeting Results/Changes

to the Board of Directors/Proxy Voting Policies & Procedures (unaudited)

Tax Information

As required by the Internal Revenue Code, stockholders must be notified regarding certain tax attributes of distributions made by the Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2025, are designated as “qualified dividend income”: 90.53%.

Corporate stockholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s ordinary income dividends paid during the fiscal year ended June 30, 2025, that qualify for the corporate dividend received deduction is 0%.

The Fund has elected to pass-through the credit for taxes paid to foreign countries. The gross foreign dividends and foreign tax per share paid during the fiscal year ended June 30, 2025 are $2,424,946 and $0.098138 respectively.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2025.

In January 2026, stockholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2025. The amount that will be reported will be the amount to use on the stockholders 2025 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2025. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Stockholder Meeting Results

The Fund held its annual meeting of stockholders on October 30, 2024. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Re-election Madam Yan Hu who serves as a Class III Director	3,660,421	206,823	33,634
Re-election Mr. Richard A. Silver who serves as a Class III Director	3,644,236	216,669	39,970

Mr. Julian MI. Reid, who serves as a Class I Director and

Mr. Matthew J. Sippel, who serves as a Class II Director continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (866) 706-0510; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

06.30.25 |	The Korea Fund, Inc. Annual Report	25

The Korea Fund, Inc. Privacy Policy (unaudited)

FACTS	WHAT DOES THE KOREA FUND, INC. DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  transaction history and account transactions

∎  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Korea Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Korea Fund, Inc. share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For marketing purposes — to offer our products and services to you	YES	NO
For joint marketing with other financial companies	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your transactions and experiences	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your creditworthiness	NO	WE DON’T SHARE
For nonaffiliates to market to you	NO	WE DON’T SHARE

QUESTIONS?	Call 1-866-706-0510 or go to www.thekoreafund.com

26	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Privacy Policy (unaudited) (continued)

Who we are
Who is providing this notice?	The Korea Fund, Inc.

What we do
How does The Korea Fund, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does The Korea Fund, Inc. collect my personal information?

We collect your personal information, for example, when you:

∎  open an account or provide account information

∎  give us your contact information or pay us by check

∎  make wire transaction

We also collect your personal information from others such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with nonaffiliates so that they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ The Korea Fund, Inc. does not jointly market.

06.30.25 |	The Korea Fund, Inc. Annual Report	27

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited)

Dividend Reinvestment Plan

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common stockholders to reinvest Fund distributions in additional common shares of the Fund. Equiniti Trust Company, LLC (the “Plan Agent”) serves as agent for common stockholders in administering the Plan. Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such cash payments received from participants to purchase Fund shares on the open market on or shortly after the 15th of February and August of each year, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Any voluntary cash payments received more than 30 days prior to the 15th of February or August will be returned by the Plan Agent. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation.

Under the Plan, common stockholders whose shares are registered with the Plan Agent (“registered stockholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the stockholder elects to receive cash. Registered stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, Equiniti Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan.

For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses.

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees.

In the case of a registered stockholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such

28	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan

(unaudited) (continued)

stockholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered stockholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, Equiniti Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

06.30.25 |	The Korea Fund, Inc. Annual Report	29

The Korea Fund, Inc. Board of Directors (unaudited)

Name, Year of Birth, Position(s) Held with the Fund,
Length of Service, Other Trusteeships/
Directorships Held by Director, Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 383 Madison Ave. 11th Floor , New York, NY 10179

Julian Reid

Year of Birth: 1944

Director, Chairman of the Board and Chairman of the

Governance, Nominating and Remuneration and the

Executive Committee

Directors since: 2004

Director of 1 fund in the Fund Complex

Director of The China Fund, Inc. outside of the Fund Complex

Director and Chairman of 3a Funds Group (since 1998); and Director & Chairman of The China Fund, Inc. (since 2018). Formerly Director of JP Morgan China Region Fund, Inc. (from 1997 to 2017).

Richard A. Silver

Year of Birth: 1947

Director and Chairman of the Valuation and the Audit and

Compliance Committee

Director since: 2006

Director of 1 fund in the Fund complex

Director of The China Fund, Inc. outside the Fund Complex

Director of The China Fund, Inc. (since 2018).

Matthew J. Sippel

Year of Birth: 1964

Director and Chairman of the Contracts and the Investment

Committee

Director since: August 24, 2020

Director of 1 fund in the Fund Complex

Director of no funds outside of the Fund Complex

Chief Operating Officer of Longbow Capital Partners, L.P. (since 2025). Formerly Managing Director & Senior Partner of Indus Capital Partners LLC (from 2004 to 2021).

Madam Yan Hu Year of Birth: 1961 Director Director since: October 20, 2021 Director of 1 fund in the Fund Complex Director of The China Fund, Inc. outside of the Fund Complex	Founder of Ink Stone Ltd (since 2020). Investment Advisor of Vermilion (since 2016). Director of The China Fund, Inc. (since 2021).

The Fund holds annual stockholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal or if not re-elected, until his or her successor is elected and has qualified.

30	The Korea Fund, Inc. Annual Report	| 06.30.25

The Korea Fund, Inc. Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years:

Simon J. Crinage Year of Birth: 1965 President & Chief Executive Officer: Since 2021	Head of J.P. Morgan Asset Management’s closed-end fund business. Until its liquidation in 2017, Simon was both a Director and President of JPMorgan China Region Fund, Inc. (NYSE: JFC) and between 2014 and 2019 President of The Taiwan Fund Inc. (NYSE: TWN). An employee of J.P. Morgan since 1984

Neil S. Martin Year of Birth: 1971 Treasurer, Principal Financial and Accounting Officer since: 2021	Executive Director, is a Client Director in J.P.Morgan Asset Management’s closed-end fund business and work has included JPMorgan China Region Fund, Inc. An employee of J.P. Morgan since 1990.

Paul F. Winship Year of Birth: 1964 Vice President and Secretary : 2021	Vice President, is a Company Secretary in J.P. Morgan Asset Management’s investment trust business and work has included The Taiwan Fund, Inc.

Stephen M. Ungerman Year of Birth: 1953 Chief Compliance Officer since: 2020	Managing Director and Chief Compliance Officer. An employee of J.P. Morgan since 2000.

Carmine Lekstutis Year of Birth: 1980 Chief Legal Officer since: 2021	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

06.30.25 |	The Korea Fund, Inc. Annual Report	31

Directors	Officers
Julian M.I. Reid Chairman of the Board of Directors Richard A. Silver Matthew J. Sippel Madam Yan Hu Chief Legal Officer Carmine Lekstutis

Simon J. Crinage
President and Chief Executive Officer

Neil S. Martin
Treasurer, Principal Financial and Accounting Officer

Paul F. Winship
Vice President and Secretary

Stephen M. Ungerman
Chief Compliance Officer

Investment Adviser

JPMorgan Asset Management (Asia Pacific) Limited

19th Floor, Chater House, 8 Connaught Road Central

Hong Kong

Fund Services Provider

JPMorgan Funds Limited,

60 Victoria Embankment

London EC4Y 0JP

UK

Custodian & Accounting Agent

JPMorgan Chase Bank N.A,

383 Madison Avenue , 11th Floor

New York, NY 10179

USA

Transfer Agent, Dividend Paying Agent and Registrar

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

USA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

USA

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

USA

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (866) 706-0510.

AZ612AR-06.30.25

1228050

ITEM 2. CODE OF ETHICS

As of the end of the period covered by this Report, the Fund has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”). During the period covered by this Report, no substantive amendments were made to the Code of Ethics. During the period covered by this Report, the Fund did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 19(a)(1).

(a)	(a)	The Korea Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

	(b)	The Fund’s current Code of Ethics was adopted during the reporting period for this Form N-CSR, when J.P.Morgan was appointed as the new Investment Adviser, effective from January 1, 2021.

	(c)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

	(d)	A copy of the Fund’s Code of Ethics is attached as Exhibit 19(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that Mr. Richard A. Silver, a member and the Chair of the Board’s Audit and Compliance Committee, is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years ended June 30, 2024 and 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,360 in 2024 and $67,360 in 2025.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $17,112 in fiscal 2024 and $18,550 in fiscal 2025. For both fiscal years these services consisted of Form 17f-2 Security Count fees and translation fees for fund disclosure documents in Japan, for which the costs in 2025 were $12,443 and $6,107 respectively.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $11,850 in 2024 and $11,950 in 2025. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions. Fees of $4,770 were also paid to the Auditor for tax services related to PFIC status in fiscal 2025.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

The Fund’s Audit Committee Charter requires the Audit Committee to pre-approve all audit and non-audit services to be provided by the Auditor to the Fund, and all non-audit services to be provided by the Auditor to the Fund’s Investment Adviser and any service providers controlling, controlled by or under common control with the Fund’s Investment Adviser that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which the Auditor billed the Fund for the fiscal years ended June 30, 2024 and June 30, 2025 were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2024 and June 30, 2025, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by the Auditor.

f)	Not applicable.

g)	The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for fiscal 2024 was $11,763,350 and for fiscal 2025 was $11,763,270.

h)

The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

i)	Not applicable.

j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Yan Hu, Richard A. Silver (Chair) and Matthew J. Sippel.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not Applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Investment Adviser is authorized to vote proxies of the Fund’s portfolio securities. Attached to this Form N-CSR as exhibit 19(a)(3) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES (a) (1)

During the period of this report and as at the date of its signing, the following individuals had primary responsibility for the day-to-day management of the Fund (the Portfolio Managers).

John Cho, Executive Director, is a country specialist for Korean equities within the Emerging Markets and Asia Pacific (EMAP) Equities team based in Hong Kong. He joined the firm in 2007 and transferred to Hong Kong from Seoul to take up his current role in 2011. Prior to that, he worked in Korean equity sales for seven years, with his last position at Woori Investment & Securities. John obtained a M.Sc. in International Securities, Investment and

Banking from the University of Reading in the U.K. and an M.A. in Business Economics from Wilfrid Laurier University in Canada.

Julian Wong, Vice President, is a product analyst for Asia Pacific equities within the Emerging Markets and Asia Pacific (EMAP) Equities team. Based in Hong Kong, he joined the Firm in 2014 as a junior Investment Specialist within the EMAP Equities team. Prior to that, Julian was a management consultant with Deloitte and worked at Schroder Investment Management. Julian obtained a Bachelors of Business Administration in Information Systems and Finance from the University of Hong Kong. He is also a CFA Charterholder.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of June 30, 2025. The advisory fee charged for managing each of the accounts listed below is not based on performance.

PM		Registered Investment Companies other than the Fund		Other Pooled Investment Vehicles		Other Accounts
	#	AUM($million)	#	AUM($million)	#	AUM($million)
John Cho	0	0	3	1,799
Julian Wong	0	0	3	1,799

Responsibility for managing the client portfolios of the Investment Adviser and the Investment Adviser’s participating affiliates is organized according to the mandates of each account. The Fund’s portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest.

For John Cho, these similar portfolios include three pooled investment vehicles as described under ITEM 13 (a)(2)(ii) above that invest in the Korea market and only take long positions in securities.

For Julian Wong, these similar portfolios include three pooled investment vehicles as described under ITEM 13 (a)(2)(ii) above that invest in Korea markets and only take long positions in securities.

Upon managing multiple accounts, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Adviser or the portfolio managers may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio managers may be perceived as causing accounts they manage to participate in an offering to increase the Investment Adviser’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Investment Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Investment Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Investment Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Investment Adviser so that fair and equitable allocation will occur over time.

(a) (3)

During the period of this report and as at the date of its signing, the Investment Adviser maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), and variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and / or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level. It is believed that this pay structure encourages employees to focus on the long-term success of the firm, while avoiding excessive risk-taking, and provides a competitive annual cash incentive opportunity.

Long-term awards are generally in the form of time vested JPMorgan Chase Restricted Stock Units (RSUs). However, investor employees (“Investors”) are subject to a mandatory deferral of long-term incentive compensation under the firm’s Mandatory Investor Plan (MIP). MIP awards provide for a rate of return equal to that of the funds that the Investors manage, thereby aligning investors’ pay with that of their client’s experience / return. 100% of the Investor’s long term incentive compensation is eligible for MIP, 50% of which needs to be aligned with the specific fund they manage as determined by their respective Investment Committee member. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs. To hold individuals responsible for taking risks inconsistent with the firm’s risk appetite and to discourage future imprudent behavior, we have robust policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:

1. Reduce or altogether eliminate annual incentive compensation;

2. Cancel unvested awards (in full or in part);

3. Clawback / recovery of previously paid compensation (cash and / or equity);

4. Demotion, negative performance rating or other appropriate employment actions;

5. Termination of employment.

The precise actions taken with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on the firm.

(a) (4)

The following summarizes the dollar range of securities of the Fund the Portfolio Manager beneficially owned as of June 30, 2025.

The Korea Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Fund
John Cho	None
Julian Wong	None

ITEM 14. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2024	769	24.33	769	482,623
August 1-31, 2024	0	0	769	482,623
September 1-30, 2024	0	0	769	482,623
October 1-31, 2024	25,544	22.33	26,313	457,079

November 1-30, 2024	18,262	20.59	44,575	438,817
December 1-31, 2024	13,055	19.81	57,630	425,762
January 1-31, 2025	4,800	19.77	62,430	420,962
February 1-28, 2025	5,700	20.90	68,130	415,262
March 1-31, 2025	3,000	20.61	71,130	412,262
April 1-30, 2025	0	0	71,130	412,262
May 1-31, 2025	300	21.49	71,430	411,962
June 1-30, 2025	0	0	71,430	411,962

Total      71,430

1	Subject to commission fees on a fixed rate basis, the commission rate charged by the relevant broker is pre-agreed by the Board.
2

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Advisor.

3

In addition to the shares repurchased in the fiscal year ended June 30, 2025 the Fund, in accordance with its conditional tender offer policy announced on December 3, 2020, conducted a tender offer to purchase for cash up to 12.5% of its issued and outstanding common stock. The results of this tender offer were announced on September 19, 2024; 604,144 shares of its common stock were tendered at a price of $26.42 per share, resulting in a total cost of $16.0m.

The next performance measurement period under the Fund’s Tender Offer Policy runs from July 1, 2024, through June 30, 2027.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The Registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))), as amended, are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)

(1) Gross income from securities lending activities: $0

(2) All fees and/or compensation for securities lending activities and related services: $0

(3) Aggregate fees/compensation: $0

(4) Net income from securities lending activities: $0

(b) The Fund may lend up to 33 1/3% of the Fund’s total assets via Goldman Sachs Bank USA (“GS Bank USA”) as lending agent to certain qualified brokers, except those securities which the Fund or the Investment Adviser specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is invested in the Goldman Sachs Financial Square Government Fund. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the custodian or collateral agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between GS Bank USA, as the securities lending agent, and the Fund.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not Applicable

ITEM 19. EXHIBITS

(a)(1) Code of Ethics is attached hereto in response to Item 2(d).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a) (2)(2) Change in the registrant’s independent public accountant. Provide the information called for by Item of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable

(a)(3) Proxy voting policies and procedures of the Fund and its Investment Adviser are attached hereto in response to Item  12.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By:	/s/ Simon J Crinage
Simon J Crinage
President and Chief Executive Officer

Date:	August 29, 2025

By:	/s/ Neil S Martin
Neil S Martin
Treasurer, Principal Financial and Accounting Officer

Date:	August 29, 2025